Exhibit 99.1

For Release 7:50 a.m. EDT
June 6, 2006
Onyx Software Signs Definitive Agreement To Be Acquired By M2M Holdings
Privately Held Company, Backed by Battery Ventures and Thoma Cressey Equity
Partners, Looks to Onyx to Consolidate CRM Market
BELLEVUE, Wash. — June 6, 2006 — Onyx® Software Corporation (NASDAQ: ONXS), a worldwide leader in customer management and process solutions for the enterprise, today announced that it has signed a definitive agreement to be acquired by privately held M2M Holdings Inc., the holding company that is jointly owned by Battery Ventures VI, L.P. and Thoma Cressey Equity Partners and whose primary asset is Made2Manage Systems Inc., an enterprise software and services company, in an all-cash transaction valued at $4.80 per share, or approximately $92 million.
The parties anticipate closing the transaction in the third calendar quarter of 2006. The closing is subject to approval by holders of a majority of Onyx’s outstanding common stock and other customary regulatory and documentation closing conditions. Certain Onyx directors and officers, representing approximately 17.6% of Onyx’s outstanding shares, have entered into voting agreements in support of the acquisition.
“We believe that this transaction is the right decision for Onyx shareholders, customers, partners and employees,” said Janice P. Anderson, chairman and chief executive officer of Onyx. “Upon closing, this acquisition will provide liquidity to shareholders and a premium to our recent trading prices. Battery Ventures and Thoma Cressey Equity Partners, Made2Manage Systems’ equity sponsors, each have a strong track record of supporting the growth of their portfolio companies and we believe will use their proven industry consolidation experience to help Onyx increase its share of the enterprise CRM market.”
“Entry into the CRM market enhances Made2Manage Systems’ status as a provider of enterprise software and services to multiple industries,” said Jeff Tognoni, chief executive officer of both M2M Holdings and Made2Manage Systems, “and our consolidation model — under which Onyx will continue to service and grow its distinct markets, fully backed by the considerable investment resources of our private equity partners — provides a compelling future for the new combined entity.”
Upon closing of the transaction, Onyx would operate as a separate business unit of Made2Manage Systems, whose unique operating model and focused business unit structure will be dedicated to serving the Onyx customer community through the continued sales, support and enhancement of the world-class Onyx product line.
Orlando Bravo, managing partner of Thoma Cressey Equity Partners, said, “We see an outstanding opportunity in the relationship between Onyx and Made2Manage Systems as consolidators of the CRM and ERP software markets.”
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Dave Tabors, general partner of Battery Ventures, said, “This acquisition is the ideal way for Onyx to pursue its vision as a leading supplier of enterprise-caliber CRM solutions to mid and large enterprise services-sector customers. We take a long-term perspective on Onyx’s growth.”
As previously announced, Piper Jaffray acted as financial advisor to Onyx in connection with the transaction and delivered a fairness opinion to Onyx’s Board of Directors.
About the Transaction
In connection with the proposed acquisition, Onyx will file a proxy statement with the Securities and Exchange Commission (SEC). Investors and security holders are advised to read the proxy statement, when it becomes available, and any other relevant documents filed by the SEC because they will contain important information about the acquisition and Onyx. Investors and security holders will be able to obtain a free copy of the proxy statement, when available, and other documents filed by the company from the SEC Web site at www.sec.gov.
Onyx’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Onyx in connection with the transaction. A description of certain of the interests of directors and executive officers of Onyx is set forth in the proxy statement for Onyx’s 2006 annual meeting of shareholders, which was filed with the SEC on April 28, 2006. Investors and security holders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.
Conference Call
Onyx will host a conference call to discuss the Made2Manage Systems transaction at 4:30 p.m. EDT today. The call will be available to all interested parties at (800) 320-2978 (domestic) and (617) 614-4923 (international), passcode 67361538.
Additionally, a live, audio-only webcast of the call will be available on the company’s Web site at www.onyx.com/investors. A telephonic replay of the call will be available at (617) 801-6888, passcode 67361538, approximately one hour after the conference call concludes and will remain available until 11:59 p.m. EDT on June 19, 2006.
About Made2Manage Systems
Made2Manage Systems is the primary asset of M2M Holdings Inc., a holding company jointly owned by Battery Ventures VI, L.P. and Thoma Cressey Equity Partners. Made2Manage Systems has a 20-year history of helping companies achieve and sustain productive operations, satisfied customers, and profitable results through technology and services. The enterprise software and services provider is dedicated to becoming a valued business partner by helping each and every customer continuously improve their business processes over time. Toward this mission, Made2Manage Systems invests in the people, processes, technology and tools needed to provide its customers with a unique combination of customer-centric business practices; product fit; a broad range of consulting, IT and business services; and market and industry expertise. Made2Manage Systems currently serves more than 2,200 customers across a variety of manufacturing and distribution industries in 20 countries from 13 regional offices across North America, Europe and Asia.
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About Battery Ventures
Founded in 1983, Battery Ventures is a leading venture capital firm focused on investing in technology companies at all stages of growth from seed to later stage and tech buyouts. With a team experienced investment professionals, Battery leverages its people, expertise and capital to help guide companies to category dominance. The firm has invested in over 180 companies worldwide across information technology industries. From its offices in Boston, Silicon Valley and Israel the partnership manages over $2 billion in committed capital.
About Thoma Cressey Equity Partners
Thoma Cressey Equity Partners (TCEP) is a leading private equity investment firm that has been providing equity and strategic support to experienced management teams building growing companies for more than 25 years. The firm originated the concept of “industry consolidation” or “buy and build” investing, which seeks to create value through the strategic use of acquisitions to accelerate business growth. TCEP pursues an investment strategy of identifying high-potential industry sectors and partnering with top executives to invest in businesses that can grow both organically and through acquisitions. Through a series of eight private equity funds, TCEP has invested more than $2.0 billion of equity capital and currently manages more than $1.75 billion. TCEP’s investment focus is on companies in the software, healthcare, business services and consumer products industries. In the software industry, TCEP has completed 21 acquisitions across seven platform companies with total revenues in excess of $1.3 billion.
About Onyx Software
Onyx Software Corporation (NASDAQ: ONXS) is a worldwide leader in customer management and process software for mid- and large-size enterprises. Onyx provides flexible solutions that enable organizations to automate, manage, and evolve their customer processes quickly and cost-effectively for strategic advantage. By providing an integrated suite of customer process automation applications encompassing customer management, process management, and analytics capabilities, Onyx enables enterprises to reduce costs, increase productivity, and grow revenue. Major companies are aligning their customer-facing departments and managing their customer processes with Onyx software — companies such as Amway Corporation, Mellon Financial Corporation, The Regence Group, and State Street Corporation. More information can be found at (888) ASK-Onyx, info@onyx.com or http://www.onyx.com/.
For inquiries, contact:

Investors:	Press:
Rosemary Moothart	Bob Craig
Director of Investor Relations	Director of Public Relations
Onyx Software Corp.	Onyx Software Corp.
(425) 519-4068	(617) 314-6846
RosemaryM@onyx.com	rcraig@onyx.com

For Battery Ventures:
Karen Bommart
(781) 577-1000
kbommart@battery.com
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For Thoma Cressey Equity Partners:
Heather Stammer
Account Supervisor
LANE PR
(503) 546-7871
heather@lanepr.com
For Made2Manage Systems:
Melissa Stahley
Marketing Communications Analyst
(317) 249-1270
mstahley@made2manage.com
Forward-Looking Statement
This press release contains forward-looking statements, including statements about the potential benefits of the proposed acquisition to Onyx shareholders, customers, partners and employees and about the expected closing of the proposed acquisition. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words “predict,” “believe,” “expect,” “intend,” “anticipate,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx’s actual results include, but are not limited to the risk the transaction is not consummated or is not consummated within the expected timeframe, the risk that the expected benefits of the proposed acquisition are not realized and the “Important Factors That May Affect Our Business, Our Results of Operations and Our Stock Price” described in our annual report on form 10-K and our quarterly report on form 10-Q and other filings with the Securities and Exchange Commission which are available on our investor relations home page at www.onyx.com/investors. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.
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Onyx is a registered trademark of Onyx Software Corporation in the United States and other countries. Other product or service names mentioned herein are the trademarks of their respective owners.